UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2010

CONTINENTAL AIRLINES, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-10323	74-2099724
(Commission File Number)	(IRS Employer Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 324-2950
(Registrant’s Telephone Number, Including Area Code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2009, the Board of Directors (the “Board”) of Continental Airlines, Inc. (the “Company”) adopted, upon the recommendation of the Human Resources Committee and subject to stockholder approval, the Continental Airlines, Inc. Incentive Plan 2010 (the “Incentive Plan”).

On February 17, 2010, the Human Resources Committee adopted an amended and restated form of the Incentive Plan, subject to approval by the Company’s stockholders, and, pursuant to the Incentive Plan, the Continental Airlines, Inc. Long Term Incentive and RSU Program (the “Program”).

As described in Item 5.07 of this Current Report on Form 8-K, the Company’s stockholders approved the Incentive Plan at the Company’s Annual Meeting of Stockholders held on June 9, 2010.

The material terms and conditions of the Incentive Plan and the Program are described in the section entitled “Proposal 2 – Approval of Incentive Plan 2010” in the Company’s Annual Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 23, 2010.

On June 9, 2010, the Human Resources Committee adopted and approved the form of Non-Employee Director Restricted Stock Award Notice, which is filed herewith as Exhibit 99.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on June 9, 2010, four proposals were voted upon by the Company’s stockholders. A description of the proposals and a tabulation of the votes follows:

1.           The stockholders elected all nine director nominees to serve as members of the Company’s board of directors until the Company’s 2011 Annual Meeting of Stockholders:

Nominee	For Nominee	Withheld Vote	Broker Non-Votes
Kirbyjon H. Caldwell	99,204,559	6,968,339	19,909,504
Carolyn Corvi	104,510,048	1,662,850	19,909,504
Henry L. Meyer III	99,879,082	6,293,816	19,909,504
Oscar Munoz	105,437,306	735,592	19,909,504
Laurence E. Simmons	105,914,708	258,190	19,909,504
Jeffery A. Smisek	104,475,930	1,696,968	19,909,504
Karen Hastie Williams	103,393,944	2,778,954	19,909,504
Ronald B. Woodard	100,730,508	5,442,390	19,909,504
Charles A. Yamarone	99,172,354	7,000,544	19,909,504

2.           The stockholders approved the Company’s Incentive Plan 2010:

For	Against	Abstain	Broker Non-Votes
97,633,907	8,031,025	508,466	19,909,504

3.           The stockholders ratified the appointment of Ernst & Young LLP, independent public accountants, as the independent registered public accounting firm of the Company and its subsidiaries for 2010:

For	Against	Abstain	Broker Non-Votes
124,068,208	1,876,500	138,194	Not Applicable

4.           The stockholders did not approve the adoption of a stockholder proposal relating to discontinuing stock option grants to senior executives:

For	Against	Abstain	Broker Non-Votes
2,540,569	103,066,895	565,934	19,909,504

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Form of Non-Employee Director Restricted Stock Award pursuant to the Continental Airlines, Inc. Incentive Plan 2010 (as amended and restated February 17, 2010).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.

June 15, 2010	By	/s/ Jennifer L. Vogel
Jennifer L. Vogel
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

EXHIBIT INDEX

99.1	Form of Non-Employee Director Restricted Stock Award pursuant to the Continental Airlines, Inc. Incentive Plan 2010 (as amended and restated February 17, 2010).